Exhibit 99.1350CERT


     Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Robert C. Doll, Jr., Chief Executive Officer of Muni Intermediate Duration Fund, Inc. (the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of
   Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: July 15, 2005


                                           /s/ Robert C. Doll, Jr.
                                           -----------------------
                                           Robert C. Doll, Jr.,
                                           Chief Executive Officer of
                                           Muni Intermediate Duration Fund, Inc.


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Muni Intermediate Duration Fund, Inc. and will be retained by Muni Intermediate Duration Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



Exhibit 99.1350CERT


     Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Donald C. Burke, Chief Financial Officer of Muni Intermediate Duration Fund, Inc. (the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of
   Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: July 15, 2005


                                           /s/ Donald C. Burke
                                           -------------------
                                           Donald C. Burke,
                                           Chief Financial Officer of
                                           Muni Intermediate Duration Fund, Inc.


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Muni Intermediate Duration Fund, Inc. and will be retained by Muni Intermediate Duration Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.